Certification of the Chief Executive Officer

Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

 In connection with the annual report of Worldwide Energy and Manufacturing USA, Inc. (the “Company”) on Form 10-KSB/A for the year ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Jimmy Wang, the Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jimmy Wang

Chief Executive Officer

Date:  May 19, 2008